UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2022

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
(a)On April 20, 2022, Texas Capital Bancshares, Inc. (the “Company”) issued a press release and made available presentation slides regarding its operating and financial results for its fiscal quarter ended March 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.
The information in Item 2.02 of this report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on April 19, 2022. At the Annual Meeting, the Company’s stockholders approved the Texas Capital Bancshares, Inc. 2022 Long-Term Incentive Plan (the “2022 Plan”), which was unanimously adopted by the Company’s Board of Directors on February 8, 2022, subject to stockholder approval at the Annual Meeting. The effective date of the 2022 Plan will be April 26, 2022. Following the approval of the 2022 Plan by the stockholders of the Company, use of the Texas Capital Bancshares, Inc. 2015 Long-Term Incentive Plan (the “Prior Plan”) has been terminated and no further awards will be issued pursuant to the Prior Plan.
The 2022 Plan provides for the issuance of up to 1,124,880 shares of common stock for compensation to the Company’s key employees and non-employee directors. The Human Resources Committee (the “Committee”) of the Company’s Board of Directors will determine who among those eligible to participate in the 2022 Plan will be granted awards, determine the amounts and types of awards to be granted, determine the terms and conditions of all awards and construe and interpret the terms of the 2022 Plan. Determinations of the Committee are final, binding, and conclusive. Such awards may consist of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards or such other forms of awards payable in cash or common shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2022 Plan.
The 2022 Plan is filed as Exhibit 10.1. A description of the material terms and conditions of the 2022 Plan is provide under the heading “Description of the 2022 Incentive Plan” on pages 79-83 of the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2022, which description is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 19, 2022, the Company held its Annual Meeting. The matters voted on at the Annual Meeting and final voting results are summarized below.

Proposal 1 - A Company proposal to elect eleven directors for a term of one year or until their successors are elected and qualified:

	Number of Shares
Nominee	Voted For	Votes Withheld	Broker Non-Votes
Paola M. Arbour	44,159,636	204,644	2,385,921
Jonathan E. Baliff	44,164,236	200,044	2,385,921
James H. Browning	40,701,928	3,662,352	2,385,921
Larry L. Helm	43,025,411	1,338,869	2,385,921
Rob C. Holmes	43,821,544	542,736	2,385,921
David S. Huntley	43,510,470	853,810	2,385,921
Charles S. Hyle	43,766,332	597,948	2,385,921
Elysia Holt Ragusa	39,391,988	4,972,292	2,385,921
Steven P. Rosenberg	42,734,785	1,629,495	2,385,921
Robert W. Stallings	40,502,331	3,861,949	2,385,921
Dale W. Tremblay	41,339,925	3,024,355	2,385,921
Each of the eleven director nominees was elected for a one-year term to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Proposal 2 - A Company proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
44,539,994	2,196,011	14,196	—
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022 was ratified.

Proposal 3 - A Company proposal to approve, on an advisory basis, the 2021 compensation of the Company's named executive officers, as disclosed in the Proxy Statement:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
25,192,701	19,091,629	79,950	2,385,921
The 2021 compensation of the Company’s named executive officers was approved on an advisory basis.
Proposal 4 - A Company proposal to approve the Company’s 2022 Long-Term Incentive Plan:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
41,775,965	2,579,840	8,475	2,385,921
The Company’s 2022 Long-Term Incentive Plan was approved.

Item 8.01.    Other Events.
Announcement of Share Repurchase Program
On April 19, 2022, our board of directors authorized a new share repurchase program under which we may repurchase up to $150.0 million in shares of our outstanding common stock. Any repurchases under the repurchase program will be made in accordance with applicable securities laws from time to time in open market or private transactions. The extent to which we repurchase shares, and the timing of such repurchases, will be at management’s discretion and will depend upon a variety of factors, including market conditions, our capital position and amount of retained earnings, regulatory requirements and other considerations. No time limit was set for the completion of the share repurchase program, and the program may be suspended or discontinued at any time.
Update to the Description of Our Capital Stock
The Company is providing an updated description of its capital stock which is attached hereto as Exhibit 4.1.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
4.1    Description of our Common Stock and 5.75% Non-Cumulative Perpetual Preferred Stock, Series B

10.1    Texas Capital Bancshares, Inc. 2022 Long-Term Incentive Plan

99.1    Press Release, dated April 20, 2022 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended March 31, 2022

99.2    Presentation dated April 20, 2022 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2022

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 20, 2022	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer